Exhibit 99.2
Westar Energy, Inc.
Fourth Quarter and Year-end 2016 Earnings
Released February 22, 2017

Cody VandeVelde
Director Investor Relations
785-575-8227
cody.vandevelde@WestarEnergy.com
NOTE:
The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2016 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.
Consolidated Statements of Income
(Unaudited)

	Three Months Ended December 31,
	2016	2015	Change	% Change
	(In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$174,598	$157,843	$16,755	10.6
Commercial	168,819	161,640	7,179	4.4
Industrial	98,575	95,751	2,824	2.9
Other retail	7,989	(11,654)	19,643	168.6
Total Retail Revenues	449,981	403,580	46,401	11.5
Wholesale	84,351	68,869	15,482	22.5
Transmission	64,717	60,765	3,952	6.5
Other	7,486	12,751	(5,265)	(41.3)
Total Revenues	606,535	545,965	60,570	11.1
OPERATING EXPENSES:
Fuel and purchased power	135,135	101,561	33,574	33.1
SPP network transmission costs	58,838	57,392	1,446	2.5
Operating and maintenance	96,178	82,026	14,152	17.3
Depreciation and amortization	85,681	82,062	3,619	4.4
Selling, general and administrative	68,689	70,711	(2,022)	(2.9)
Taxes other than income	46,133	43,854	2,279	5.2
Total Operating Expenses	490,654	437,606	53,048	12.1
INCOME FROM OPERATIONS	115,881	108,359	7,522	6.9
OTHER INCOME (EXPENSE):
Investment earnings	2,097	3,372	(1,275)	(37.8)
Other income	8,369	866	7,503	866.4
Other expense	(3,672)	(3,899)	227	5.8
Total Other Income	6,794	339	6,455	nm
Interest expense	40,715	42,682	(1,967)	(4.6)
INCOME BEFORE INCOME TAXES	81,960	66,016	15,944	24.2
Income tax expense	24,165	24,190	(25)	(0.1)
NET INCOME	57,795	41,826	15,969	38.2
Less: Net income attributable to noncontrolling interests	3,863	2,591	1,272	49.1
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$53,932	$39,235	$14,697	37.5
Earnings per common share, basic	$0.38	$0.28	$0.10	35.7
Diluted earnings per common share	$0.38	$0.28	$0.10	35.7
Weighted average equivalent common shares outstanding – basic (in thousands)	142,152	141,713	439	0.3
Weighted average equivalent common shares outstanding – diluted (in thousands)	142,659	142,057	602	0.4
DIVIDENDS DECLARED PER COMMON SHARE	$0.38	$0.36	$0.02	5.6
Effective income tax rate	29%	37%

nm - not meaningful

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Statements of Income
(Unaudited)

	Twelve Months Ended December 31,
	2016	2015	Change	% Change
	(In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$838,998	$768,618	$70,380	9.2
Commercial	741,066	712,400	28,666	4.0
Industrial	413,298	400,687	12,611	3.1
Other retail	(15,013)	(17,155)	2,142	12.5
Total Retail Revenues	1,978,349	1,864,550	113,799	6.1
Wholesale	304,871	318,371	(13,500)	(4.2)
Transmission	253,713	241,835	11,878	4.9
Other	25,154	34,408	(9,254)	(26.9)
Total Revenues	2,562,087	2,459,164	102,923	4.2
OPERATING EXPENSES:
Fuel and purchased power	509,496	561,065	(51,569)	(9.2)
SPP network transmission costs	232,763	229,043	3,720	1.6
Operating and maintenance	346,313	330,289	16,024	4.9
Depreciation and amortization	338,519	310,591	27,928	9.0
Selling, general and administrative	261,451	250,278	11,173	4.5
Taxes other than income	191,662	156,901	34,761	22.2
Total Operating Expenses	1,880,204	1,838,167	42,037	2.3
INCOME FROM OPERATIONS	681,883	620,997	60,886	9.8
OTHER INCOME (EXPENSE):
Investment earnings	9,013	7,799	1,214	15.6
Other income	34,582	19,438	15,144	77.9
Other expense	(18,012)	(17,636)	(376)	(2.1)
Total Other Income	25,583	9,601	15,982	166.5
Interest expense	161,726	176,802	(15,076)	(8.5)
INCOME BEFORE INCOME TAXES	545,740	453,796	91,944	20.3
Income tax expense	184,540	152,000	32,540	21.4
NET INCOME	361,200	301,796	59,404	19.7
Less: Net income attributable to noncontrolling interests	14,623	9,867	4,756	48.2
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$346,577	$291,929	$54,648	18.7
Earnings per common share, basic	$2.43	$2.11	$0.32	15.2
Diluted earnings per common share	$2.43	$2.09	$0.34	16.3
Weighted average equivalent common shares outstanding – basic (in thousands)	142,068	137,958	4,110	3.0
Weighted average equivalent common shares outstanding – diluted (in thousands)	142,475	139,278	$3,197	2.3
DIVIDENDS DECLARED PER COMMON SHARE	$1.52	$1.44	$0.08	5.6
Effective income tax rate	34%	33%

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Balance Sheets
(Dollars in Thousands, Except Par Values)
(Unaudited)

	December 31, 2016	December 31, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$3,066	$3,231
Accounts receivable, net of allowance for doubtful accounts of $6,667 and $5,294, respectively	288,579	258,286
Fuel inventory and supplies	300,125	301,294
Taxes receivable	13,000	—
Prepaid expenses	16,528	16,864
Regulatory assets	117,383	109,606
Other	29,701	27,860
Total Current Assets	768,382	717,141
PROPERTY, PLANT AND EQUIPMENT, NET	9,248,359	8,524,902
PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	257,904	268,239
OTHER ASSETS:
Regulatory assets	762,479	751,312
Nuclear decommissioning trust	200,122	184,057
Other	249,828	260,015
Total Other Assets	1,212,429	1,195,384
TOTAL ASSETS	$11,487,074	$10,705,666
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$125,000	$—
Current maturities of long-term debt of variable interest entities	26,842	28,309
Short-term debt	366,700	250,300
Accounts payable	220,522	220,969
Accrued dividends	52,885	49,829
Accrued taxes	85,729	83,773
Accrued interest	72,519	71,426
Regulatory liabilities	15,760	25,697
Other	81,236	106,632
Total Current Liabilities	1,047,193	836,935
LONG-TERM LIABILITIES:
Long-term debt, net	3,388,670	3,163,950
Long-term debt of variable interest entities, net	111,209	138,097
Deferred income taxes	1,752,776	1,591,430
Unamortized investment tax credits	210,654	209,763
Regulatory liabilities	223,693	267,114
Accrued employee benefits	512,412	462,304
Asset retirement obligations	323,951	275,285
Other	83,326	88,825
Total Long-Term Liabilities	6,606,691	6,196,768
COMMITMENTS AND CONTINGENCIES (See Notes 14 and 16)
EQUITY:
Westar Energy, Inc. Shareholders’ Equity:
Common stock, par value $5 per share; authorized 275,000,000 shares; issued and outstanding 141,791,153 shares and 141,353,426 shares, respective to each date	708,956	706,767
Paid-in capital	2,018,317	2,004,124
Retained earnings	1,078,602	945,830
Total Westar Energy, Inc. Shareholders’ Equity	3,805,875	3,656,721
Noncontrolling Interests	27,315	15,242
Total Equity	3,833,190	3,671,963
TOTAL LIABILITIES AND EQUITY	$11,487,074	$10,705,666

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Twelve Months Ended December 31,
	2016	2015
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$361,200	$301,796
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	338,519	310,591
Amortization of nuclear fuel	26,714	26,974
Amortization of deferred regulatory gain from sale leaseback	(5,495)	(5,495)
Amortization of corporate-owned life insurance	18,042	19,850
Non-cash compensation	9,353	8,345
Net deferred income taxes and credits	185,229	151,332
Allowance for equity funds used during construction	(11,630)	(2,075)
Changes in working capital items:
Accounts receivable	(30,294)	9,042
Fuel inventory and supplies	1,790	(53,263)
Prepaid expenses and other	(7,431)	(23,145)
Accounts payable	(8,149)	6,636
Accrued taxes	(5,942)	13,073
Other current liabilities	(86,359)	(80,396)
Changes in other assets	18,346	2,199
Changes in other liabilities	18,527	30,386
Cash Flows from Operating Activities	822,420	715,850
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(1,086,970)	(700,228)
Purchase of securities - trust	(46,581)	(37,557)
Sale of securities - trust	47,026	37,930
Investment in corporate-owned life insurance	(14,648)	(14,845)
Proceeds from investment in corporate-owned life insurance	92,677	66,794
Investment in affiliated company	(655)	(575)
Other investing activities	(3,609)	(1,223)
Cash Flows used in Investing Activities	(1,012,760)	(649,704)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	116,162	(7,300)
Proceeds from long-term debt	396,290	543,881
Proceeds from long-term debt of variable interest entities	162,048	—
Retirements of long-term debt	(50,000)	(635,891)
Retirements of long-term debt of variable interest entities	(190,357)	(27,933)
Repayment of capital leases	(3,104)	(2,591)
Borrowings against cash surrender value of corporate-owned life insurance	57,850	59,431
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(89,284)	(64,593)
Issuance of common stock	2,439	257,998
Distributions to shareholders of noncontrolling interests	(2,550)	(1,076)
Cash dividends paid	(204,340)	(186,120)
Other financing activities	(4,979)	(3,277)
Cash Flows from (used in) Financing Activities	190,175	(67,471)
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(165)	(1,325)
CASH AND CASH EQUIVALENTS:
Beginning of period	3,231	4,556
End of period	$3,066	$3,231

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
4th Quarter 2016 vs. 2015

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2015 earnings attributable to common stock			$39,235		$0.28

		Favorable/(Unfavorable)

	Gross Margin		25,550	A
	Operating and maintenance		(14,152)	B
	Depreciation and amortization		(3,619)	C
	Selling, general and administrative		2,022
	Taxes other than income taxes		(2,279)
	Other income (expense)		6,455	D
	Interest expense		1,967
	Income tax expense		25
	Net income attributable to noncontrolling interests		(1,272)
	Change in shares outstanding	—

2016 earnings attributable to common stock			$53,932		$0.38

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due primarily to: general rate case increase of $78.0M (annual); annual transmission margin increase of $13.7M; and a 9% increase in heating degree days due to mild weather in 2015

B
Due primarily to: higher transmission and distribution operating and maintenance costs partially due to improving long-term reliability -- ($6.9M); higher costs at coal-fired plants primarily due to planned outages -- ($6.8M); partially offset by decrease in costs resulting from power plant retirements in late 2015 -- $1.9M

C	Due primarily to property additions

D	Due primarily to: higher COLI benefit -- $4.1M; and an increase in equity AFUDC -- $3.7M

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
YTD December 2016 vs. 2015

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2015 earnings attributable to common stock			$291,929		$2.11

		Favorable/(Unfavorable)

	Gross Margin		150,772	A
	Operating and maintenance		(16,024)	B
	Depreciation and amortization		(27,928)	C
	Selling, general and administrative		(11,173)	D
	Taxes other than income		(34,761)	E
	Other income (expense)		15,982	F
	Interest expense		15,076	G
	Income tax expense		(32,540)	H
	Net income attributable to noncontrolling interests		(4,756)
	Change in shares outstanding	(0.08)

2016 earnings attributable to common stock			$346,577		$2.43

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due primarily to: general rate case increase of $78.0M (annual); annual transmission margin increase of $13.7M; and a 10% increase in cooling degree days due to warmer summer weather

B
Due primarily to: higher costs at coal fired plants due to scheduled outages -- ($14.1M); higher transmission and distribution operating and maintenance costs partially due to improving long-term reliability -- ($4.3M); and higher decommissioning costs for Wolf Creek which is offset in retail revenues -- ($3.0M); partially offset by decrease in costs resulting from power plant retirements in late 2015 -- $9.8M

C	Due primarily to property additions

D
Due primarily to: merger-related expenses -- ($10.2M); increase in allowance for uncollectible accounts -- ($3.5M); and an increase in outside services related principally to technology services -- ($2.7M); partially offset by decrease in employee benefit costs due primarily to reduced post-retirement medical costs -- $7.6M

E	Due primarily to higher property tax expense that is largely offset by increased prices -- ($36.1M)

F	Due primarily to: an increase in equity AFUDC -- $9.6M; and higher COLI benefit -- $7.2M

G
Due primarily to: increase in debt AFUDC -- $6.5M; decrease in interest expense of long-term debt of VIEs due to refinancing -- $5.7M; and decrease in interest expense of long-term debt due to refinancing -- $4.8M

H	Due primarily to higher income before income taxes

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Three Months Ended December 31,
	2016	2015	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$174,598	$157,843	$16,755	10.6
Commercial	168,819	161,640	7,179	4.4
Industrial	98,575	95,751	2,824	2.9
Other retail	3,923	3,675	248	6.7
Provision for rate refunds	4,066	(15,329)	19,395	126.5
Total Retail Revenues	449,981	403,580	46,401	11.5
Tariff-based wholesale	63,141	57,425	5,716	10.0
Market-based wholesale	21,210	11,444	9,766	85.3
Transmission	64,717	60,765	3,952	6.5
Other	7,486	12,751	(5,265)	(41.3)
Total Revenues	$606,535	$545,965	$60,570	11.1

Electricity Sales	(Thousands of MWh)
Residential	1,337	1,257	80	6.4
Commercial	1,780	1,713	67	3.9
Industrial	1,361	1,307	54	4.1
Other retail	19	20	(1)	(5.0)
Total Retail	4,497	4,297	200	4.7
Tariff-based wholesale	1,100	913	187	20.5
Market-based wholesale	1,239	763	476	62.4
Total wholesale	2,339	1,676	663	39.6
Total Electricity Sales	6,836	5,973	863	14.4

	(Dollars per MWh)
Total retail	$100.06	$93.92	$6.14	6.5
Tariff-based wholesale	$57.40	$62.90	$(5.50)	(8.7)
Market-based wholesale	$17.12	$15.00	$2.12	14.1

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$98,206	$80,475	$17,731	22.0
Purchased power	47,430	40,232	7,198	17.9
Subtotal	145,636	120,707	24,929	20.7
RECA recovery and other	(10,501)	(19,146)	8,645	45.2
Total fuel and purchased power expense	$135,135	$101,561	$33,574	33.1

Electricity Supply	(Thousands of MWh)
Generated - Gas	397	181	216	119.3
Coal	3,988	3,139	849	27.0
Nuclear	542	1,267	(725)	(57.2)
Wind	115	121	(6)	(5.0)
Subtotal electricity generated	5,042	4,708	334	7.1
Purchased	1,923	1,585	338	21.3
Total Electricity Supply	6,965	6,293	672	10.7

	(Dollars per MWh)
Average cost of fuel used for generation	$19.48	$17.09	$2.39	14.0
Average cost of purchased power	$24.66	$25.38	$(0.72)	(2.8)
Average cost of fuel and purchased power	$20.91	$19.18	$1.73	9.0

Degree Days		2015/
	2016	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	97	57	40	70.2
Actual compared to 20 year average	97	40	57	142.5
Heating
Actual compared to last year	1,497	1,372	125	9.1
Actual compared to 20 year average	1,497	1,808	(311)	(17.2)

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Twelve Months Ended December 31,
	2016	2015	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$838,998	$768,618	$70,380	9.2
Commercial	741,066	712,400	28,666	4.0
Industrial	413,298	400,687	12,611	3.1
Other retail	15,683	14,113	1,570	11.1
Provision for rate refunds	(30,696)	(31,268)	572	1.8
Total Retail Revenues	1,978,349	1,864,550	113,799	6.1
Tariff-based wholesale	249,344	244,949	4,395	1.8
Market-based wholesale	55,527	73,422	(17,895)	(24.4)
Transmission	253,713	241,835	11,878	4.9
Other	25,154	34,408	(9,254)	(26.9)
Total Revenues	$2,562,087	$2,459,164	$102,923	4.2

Electricity Sales	(Thousands of MWh)
Residential	6,434	6,364	70	1.1
Commercial	7,544	7,500	44	0.6
Industrial	5,499	5,502	(3)	(0.1)
Other retail	77	84	(7)	(8.3)
Total Retail	19,554	19,450	104	0.5
Tariff-based wholesale	4,391	4,631	(240)	(5.2)
Market-based wholesale	3,908	3,861	47	1.2
Total wholesale	8,299	8,492	(193)	(2.3)
Total Electricity Sales	27,853	27,942	(89)	(0.3)

	(Dollars per MWh)
Total retail	$101.17	$95.86	$5.31	5.5
Tariff-based wholesale	$56.79	$52.89	$3.90	7.4
Market-based wholesale	$14.21	$19.02	$(4.81)	(25.3)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$403,214	$427,164	$(23,950)	(5.6)
Purchased power	164,007	156,234	7,773	5.0
Subtotal	567,221	583,398	(16,177)	(2.8)
RECA recovery and other	(57,725)	(22,333)	(35,392)	(158.5)
Total fuel and purchased power expense	$509,496	$561,065	$(51,569)	(9.2)

Electricity Supply	(Thousands of MWh)
Generated - Gas	1,724	1,302	422	32.4
Coal	15,903	17,352	(1,449)	(8.4)
Nuclear	3,876	4,056	(180)	(4.4)
Wind	422	422	—	—
Subtotal electricity generated	21,925	23,132	(1,207)	(5.2)
Purchased	6,607	5,727	880	15.4
Total Electricity Supply	28,532	28,859	(327)	(1.1)

	(Dollars per MWh)
Average cost of fuel used for generation	$18.39	$18.47	$(0.08)	(0.4)
Average cost of purchased power	$24.82	$27.28	$(2.46)	(9.0)
Average cost of fuel and purchased power	$19.88	$20.22	$(0.34)	(1.7)

Degree Days		2015/
	2016	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	1,977	1,801	176	9.8
Actual compared to 20 year average	1,977	1,622	355	21.9
Heating
Actual compared to last year	3,879	4,079	(200)	(4.9)
Actual compared to 20 year average	3,879	4,668	(789)	(16.9)

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.

Capitalization
		December 31, 2016		December 31, 2015
		(Dollars in Thousands)
Current maturities of long-term debt		$125,000		$—
Current maturities of long-term debt of VIEs		26,842		28,309
Long-term debt, net		3,388,670		3,163,950
Long-term debt of variable interest entities, net		111,209		138,097
Total debt		3,651,721	48.8%	3,330,356	47.6%
Common equity		3,805,875	50.8%	3,656,721	52.2%
Noncontrolling interests		27,315	0.4%	15,242	0.2%
Total capitalization		$7,484,911	100.0%	$7,002,319	100.0%

GAAP Book value per share		$26.84		$25.87
Period end shares outstanding (in thousands)		141,791		141,353

Outstanding Long-Term Debt

	CUSIP	December 31, 2016		December 31, 2015
Westar Energy:		(Dollars in Thousands)
First Mortgage Bond series:
5.15% Series due January 2017	95709TAB6	$125,000		$125,000
5.10% Series due July 2020	95709TAD2	250,000		250,000
3.250% Series due December 2025	95709TAL4	250,000		250,000
2.550% Series due June 2026	95709TAN0	350,000		—
4.125% Series due December 2042	95709TAH3	550,000		550,000
4.10% Series due March 2043	95709TAJ9	430,000		430,000
4.625% Series due August 2043	95709TAK6	250,000		250,000
4.250% Series due December 2045	95709TAM2	300,000		300,000
		2,505,000		2,155,000
Pollution control bond series:
Variable series due April 2032 (St Marys)	792609AF6	45,000		45,000
Variable series due April 2032 (Wamego)	933623BN9	30,500		30,500
		75,500		75,500
Total Westar Energy		2,580,500		2,230,500

KGE
First mortgage bond series:
6.70%Series due June 2019	U24448AB5	300,000		300,000
6.15% Series due May 2023	485260B@1	50,000		50,000
6.53% Series due December 2037	485260BJ1	175,000		175,000
6.64%Series due May 2038	485260B#9	100,000		100,000
4.30% Series due July 2044	485260BM4	250,000		250,000
		875,000		875,000
Pollution control bond series:
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940		21,940
4.85% Series due June 2031	121825CB7	—		50,000
2.50% Series due June 2031		50,000		—
Variable rate series due April 2032 (St Marys)	792609AE9	14,500		14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000		10,000
		96,440		96,440
Total KGE		971,440		971,440

Total long-term debt		3,551,940		3,201,940
Unamortized debt discount		(10,358)		(10,374)
Unamortized debt issuance expense		(27,912)		(27,616)
Long-term debt due within one year		(125,000)		—
Total long-term debt, net		$3,388,670		$3,163,950

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2016 should be read in conjunction with this financial information.

Westar Energy, Inc.
GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in the costs of fuel and purchased power. Fuel and purchased power costs for wholesale customers are recovered at prevailing market prices or based on a predetermined formula with a price adjustment approved by FERC. As a result, changes in fuel and purchased power costs are offset in revenues with minimal impact on net income. In addition, SPP network transmission costs fluctuate due primarily to investments by us and other members of the SPP for upgrades to the transmission grid within the SPP RTO. As with fuel and purchased power costs, changes in SPP network transmission costs are mostly reflected in the prices we charge customers with minimal impact on net income. For this reason, Westar management believes that gross margin is useful for understanding and analyzing changes in operating performance from one period to the next. Gross margin is calculated as total revenues, including transmission revenues, less the sum of fuel and purchased power costs and amounts billed by the SPP for network transmission costs (SPP NITS). Accordingly, gross margin reflects transmission revenues and costs on a net basis.

The calculations of gross margin for the three and twelve months ended 2016 and 2015 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin.

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2016	2015	Change	2016	2015	Change
	(Dollars in Thousands)
Revenues	$606,535	$545,965	$60,570	$2,562,087	$2,459,164	$102,923
Less: Fuel and purchased power expense	135,135	101,561	33,574	509,496	561,065	(51,569)
SPP network transmission costs	58,838	57,392	1,446	232,763	229,043	3,720
Gross Margin	$412,562	$387,012	$25,550	$1,819,828	$1,669,056	$150,772

Income from operations	$115,881	$108,359	$7,522	$681,883	$620,997	$60,886
Plus: Operating and maintenance expense	96,178	82,026	14,152	346,313	330,289	16,024
Depreciation and amortization expense	85,681	82,062	3,619	338,519	310,591	27,928
Selling, general and administrative expense	68,689	70,711	(2,022)	261,451	250,278	11,173
Taxes other than income tax	46,133	43,854	2,279	191,662	156,901	34,761
Gross Margin	$412,562	$387,012	$25,550	$1,819,828	$1,669,056	$150,772

The Notes to the Consolidated Financial Statements in the company's Annual Report on Form 10-K for the period ended December 31, 2016 should be read in conjunction with this financial information.

2017 – 2021 Capital Forecast

	Actual 2016	2017	2018	2019	2020	2021	2017 - 2021
Generation	$553.9	$209.3	$221.2	$173.8	$193.7	$240.4	$1,038.4
Nuclear Fuel	20.0	45.3	21.1	24.8	45.9	26.3	163.4 (a)
Transmission	212.2	253.3	246.3	243.7	252.0	275.7	1,271.0 (b)
Distribution	237.1	206.5	184.1	236.5	192.9	178.4	998.4
Other	63.7	88.6	87.3	75.2	70.5	54.2	375.8
Total	**$1,086.9**	**$803.0**	**$760.0**	**$754.0**	**$755.0**	**$775.0**	**$3,847.0**

(a) Recover through the fuel adjustment clause
(b) Annual recovery through FERC Transmission Formula Rate and companion retail Transmission Delivery Charge

** All forward looking projections assume continued stand-alone operations. Projections may change following close of merger with GXP.*

Feb 2017 Earnings Packet

Westar Energy.

2017 – 2021 Capital Forecast

Distribution
26%
Transmission
33%
Other
10%
4%
Nuclear Fuel
27%
Generation

** All forward looking projections assume continued stand-alone operations. Projections may change following close of merger with GXP.*

Feb 2017 Earnings Packet

Westar Energy.

Growing Dividend

- Dividend payout target of 60% - 75% of earnings

$1.60
$1.50
$1.40
$1.30
$1.20
$1.32
$1.36
$1.40
$1.44
$1.52
$1.60
2012
2013
2014
2015
2016
2017E
Indicated annual dividend

** All forward looking projections assume continued stand-alone operations. Projections may change following close of merger with GXP.*

Feb 2017 Earnings Packet

Westar Energy.

Forward Looking Disclosures

Forward-looking statements: Certain matters discussed in this presentation are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,” “intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although we believe expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2016 (a) under the heading, “Forward-Looking Statements,” (b) in ITEM 1. Business, (c) in ITEM 1A. Risk Factors, (d) in ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (e) in ITEM 8. Financial Statements and Supplementary Data: Notes 14 and 16; (2) other factors discussed in the company’s filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.

Feb 2017 Earnings Packet

Westar Energy.